As filed with the Securities and Exchange Commission on May 24, 2000

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

MUNIVEST FUND, INC. SENIOR HIGH INCOME PORTFOLIO, INC.
(Name of Registrant as Specified In Its Charter)
SAME AS ABOVE
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

MUNIVEST FUND, INC. SENIOR HIGH INCOME PORTFOLIO, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

NOTICE OF 2000 ANNUAL MEETINGS OF STOCKHOLDERS

TO BE HELD ON JUNE 27, 2000

TO THE STOCKHOLDERS OF
MuniVest Fund, Inc. Senior High Income Portfolio, Inc.:

NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders (each a “Meeting” and collectively, the “Meetings”) of each of MuniVest Fund, Inc. and Senior High Income Portfolio, Inc. (each a “Fund” and, collectively, the “Funds”) will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Tuesday, June 27, 2000 at the time specified in Exhibit A for the following purposes:

(1)	To elect a Board of Directors of each Fund to serve for the ensuing year;
(2)	To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of each Fund for its current fiscal year; and
(3)	To transact such other business as may properly come before the Meeting or any adjournment thereof.

 The Board of Directors of MuniVest Fund, Inc. has fixed the close of business on May 2, 2000 and the Board of Directors of Senior High Income Portfolio, Inc. has fixed the close of business on May 5, 2000, as the record date for the determination of stockholders entitled to notice of and to vote at the applicable Fund’s Meeting or any adjournment thereof.

A complete list of the stockholders of each Fund entitled to vote at its Meeting will be available and open to the examination of any stockholder of that Fund for any purpose germane to the Meeting during ordinary business hours from and after June 13, 2000, at the office of the Funds, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Shareholders Communication Corporation, at 17 State Street, New York, New York 10004 at (800) 372-0883.

By Order of the Boards of Directors

BRADLEY J. LUCIDO
Secretary of Senior High Income Portfolio, Inc.

WILLIAM E. ZITELLI, JR.
Secretary of MuniVest Fund, Inc.

Plainsboro, New Jersey
May 24, 2000

COMBINED PROXY STATEMENT

MUNIVEST FUND, INC. SENIOR HIGH INCOME PORTFOLIO, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

2000 ANNUAL MEETINGS OF STOCKHOLDERS

June 27, 2000

INTRODUCTION

This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of the above-listed funds (each a “Fund” and, collectively, the “Funds”) to be voted at the 2000 Annual Meetings of Stockholders of each of MuniVest Fund, Inc. and Senior High Income Portfolio, Inc. (each a “Meeting” and collectively, the “Meetings”), to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on Tuesday, June 27, 2000 at the time specified in Exhibit A hereto. The approximate mailing date of this Combined Proxy Statement is May 24, 2000.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors of each Fund to serve for the ensuing year and for the ratification of the selection of independent auditors to serve for each Fund’s current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund’s address indicated above or by voting in person at the Meeting.

The Board of Directors of MuniVest Fund, Inc. has fixed the close of business on May 2, 2000 and the Board of Directors of Senior High Income Portfolio, Inc. has fixed the close of business on May 5, 2000 as the record date (in each case, the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the applicable Fund’s Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of shares of common stock (“Common Stock”) and, in the case of MuniVest Fund, Inc., shares of auction market preferred stock (“AMPS”), indicated in Exhibit A. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding Common Stock or, if applicable, AMPS, at such date.

The Board of Directors of each Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The class of stockholders solicited and entitled to vote on each proposal is outlined in the following chart.

Fund 	Class of Stockholders	Item 1.		Item 2.
		Election of AMPS Directors	Election of Other Directors	Ratification of Selection of Independent Auditors
MuniVest Fund, Inc.	Common Stock	No	Yes	Yes
MuniVest Fund, Inc.	AMPS	Yes	No	Yes
Senior High Income Portfolio, Inc.	Common Stock	N/A	Yes	Yes

ITEM 1. ELECTION OF DIRECTORS

At the Meetings, the Board of Directors of each Fund will be elected to serve until the next Annual Meeting of Stockholders of that Fund and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) “for”the nominees listed on the proxy card. The nominees to be elected by each Fund and the vote required to elect such nominees appears in the following chart.

Fund	Nominees	Vote Required Assuming a Quorum is Present

MuniVest Fund, Inc.	To be Elected by Holders of AMPS, Voting Separately as a Class (“AMPS Directors”): Ronald W. Forbes(1)(2) Richard R. West(1)(2)	Affirmative vote of a plurality of the votes† cast by the holders of AMPS represented at the Meeting and entitled to vote

To be Elected by Holders of Common Stock, Voting Separately as a Class:
Terry K. Glenn(1)*
Cynthia A. Montgomery(1)(2)
Charles C. Reilly(1)(2)
Kevin A. Ryan(1)(2)
Roscoe S. Suddarth(1)#
Arthur Zeikel(1)*
	Edward D. Zinbarg(1)#	Affirmative vote of a plurality of the votes† cast by the holders of Common Stock represented at the Meeting and entitled to vote

2

Fund	Nominees	Vote Required Assuming a Quorum is Present

Senior High Income Portfolio, Inc.	To be Elected by Holders of Common Stock:
Ronald W. Forbes(1)(2)
Terry K. Glen(1)*
Cynthia A. Montgomery(1)(2)
Charles C. Reilly(1)(2)
Kevin A. Ryan(1)(2)
Roscoe S. Suddarth(1)#
Richard R. West(1)(2)
Arthur Zeikel(1)#
	Edward D. Zinbarg(1)#	Affirmative vote of a plurality of the votes† cast by the holders of Common Stock represented at the Metting and entitled to vote

(1)	Each of the nominees is a director, trustee or member of an advisory board of one or more additional investment companies for which FAM, Merrill Lynch Asset Management, L.P., or their affiliates act as investment adviser. See “ Compensation of Directors”in Exhibit A.
(2)	Member of Audit Committee of the Board of Directors.
*	Interested person, as defined in the Investment Company Act of 1940, as amended, of each of the Funds.
#	Messrs. Suddarth and Zinbarg are now nominees and are not “interested persons,” as defined in the Investment Company Act of 1940, as amended. If they are elected as Directors, they will also become members of the Audit Committee of the Board of Directors.
†	“Plurality of the votes” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

The Board of Directors of each Fund knows of no reason why any of the nominees listed in the chart above will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

Certain information concerning the nominees, including their addresses, biographies and ages, is set forth in Exhibit A.

Committee and Board Meetings. The Board of each Fund has a standing Audit Committee, which consists of Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”). The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund’s independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The Audit Committee also reviews and nominates candidates to serve as non-interested Directors. The Audit Committee generally will not consider nominees for Director recommended by stockholders of the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties.

During each Fund’s last fiscal year, each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board held during the fiscal year and, if a member, of the total number of meetings of the Audit Committee held during the period for which he or she served. See Exhibit A for further information about Audit Committee and Board meetings.

3

Compliance with Section 16(a) of the Securities Exchange Act of 1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the officers and Directors of each Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the “SEC”) and either the New York Stock Exchange (in the case of Senior High Income Portfolio, Inc.) or the American Stock Exchange (in the case of MuniVest Fund, Inc.). Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that such persons were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year, except that Mr. Ryan inadvertently made a late Form 4 filing to disclose a purchase of shares of Senior High Income Portfolio, Inc. during that Fund’s fiscal year ended February 29, 2000 and Bradley J. Lucido inadvertently made a late Form 3 filing reporting his election as Secretary of Senior High Income Portfolio, Inc., which report indicated he owned no shares of that Fund.

Interested Persons. Each Fund considers Mr. Glenn and Mr. Zeikel to be “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions each holds or has held with FAM and its affiliates. Mr. Glenn is the President of each Fund.

Compensation of Directors. FAM, the investment adviser of each Fund, pays all compensation to all officers of each Fund and all Directors of each Fund who are affiliated with Merrill Lynch & Co., Inc. (“ ML & Co.”) or its subsidiaries. Each Fund pays each Director not affiliated with FAM (each a “non-affiliated Director”) an annual fee plus a fee for each meeting attended, and each Fund also pays each member of its Audit Committee, which consists of all of the non-affiliated Directors presently in office, an annual fee, together with such Director’s out-of-pocket expenses relating to attendance at such meetings. The Chairman of the Audit Committee receives an additional annual fee. Information with respect to the aggregate fees and expenses paid by each Fund to its non-affiliated Directors during each Fund’s most recently completed fiscal year is set forth in Exhibit A.

Officers of the Funds. Information regarding the officers of each Fund is set forth in Exhibit A. Officers of the Funds are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

4

Stock Ownership. As of the Record Date, none of the nominees held shares of the Funds except as set forth below:

Nominee	Fund	No. of Shares Held*
Ronald W. Forbes	MuniVest Fund, Inc. — Common Stock	971**
	Senior High Income Portfolio, Inc. — Common Stock	473**
Kevin A. Ryan	Senior High Income Portfolio, Inc. — Common Stock	10,450**
Terry K. Glenn	MuniVest Fund, Inc. — Common Stock	20,960**

*	Rounded to the whole share.
**	Represents less than 1/10 of 1% of the shares outstanding.

At the Record Date, the Directors and officers of MuniVest Fund, Inc. as a group (14 persons) and of Senior High Income Portfolio, Inc. as a group (14 persons) owned an aggregate of less than 1% of the Common Stock of the applicable Fund outstanding at such date and, with respect to MuniVest Fund, Inc., owned no AMPS. At such date, Mr. Glenn, a Director and officer of each Fund, and Mr. Zeikel, a Director of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

ITEM 2. SELECTION OF INDEPENDENT AUDITORS

The Board of Directors of each Fund, including a majority of the Directors who are not interested persons of the Fund, has selected Deloitte & Touche LLP (“D&T”) as independent auditors to examine the financial statements of the Fund for the Fund’s current fiscal year as set forth in the following chart. Neither Fund knows of any direct or indirect financial interest of such auditors in such Fund. Such appointment is subject to ratification or rejection by the stockholders of each respective Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of each Fund’s auditors.

Fund	Auditor	Fiscal Year End
MuniVest Fund, Inc.	D&T	August 31, 2000
Senior High Income Portfolio, Inc.	D&T	February 28, 2001

D&T also acts as independent auditors for ML & Co. and most of its subsidiaries, including FAM, and for most other investment companies for which FAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by them from each Fund. The Board of Directors considered the fact that D&T have been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to each Fund.

Representatives of D&T are expected to be present at the Meetings and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

5

ADDITIONAL INFORMATION

The expenses of preparation, printing and mailing of the enclosed forms of proxy and accompanying Notice and Proxy Statement will be borne by the Funds in proportion to their relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds.

In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. A quorum for purposes of each Meeting consists of a majority of the shares of each class entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Meetings, a quorum of the stockholders is not present or if a quorum is present but sufficient votes to allow action on the proposals are not received from the stockholders, the persons named as proxies may propose one or more adjournments of the Meetings to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the Fund’s stockholders. The Funds have retained Shareholder Communications Corporation to assist in the solicitation of proxies at a cost to each Fund of approximately $3,500 plus out of pocket expenses.

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted “FOR” the Director nominees and “FOR” the ratification of the selection of D&T as independent auditors.

With respect to the vote required on Item 1. “Election of Directors,”see Item 1. “Election of Directors.”

With respect to Item 2. “Ratification of the Selection of Independent Auditors,” assuming a quorum is present, (A) for MuniVest Fund, Inc., approval will require the affirmative vote of a majority of the votes cast by the holders of Common Stock and AMPS, voting together as a single class, present in person or by proxy at the Meeting and entitled to vote; and (B) for Senior High Income Portfolio, Inc., approval will require the affirmative vote of a majority of the votes cast by the holders of Common Stock represented in person or by proxy at the Meeting and entitled to vote.

Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of each Fund in “street name”for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Funds understand that, under the rules of the American Stock Exchange and the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of each Fund exists. Proxies that are returned to a Fund but that are marked “abstain”or on which a broker-dealer has declined to vote on any proposal (“broker

6

non-votes”) will be counted as present for the purposes of determining a quorum. MLPF&S has advised each Fund that it intends to vote shares held in its name for which no instructions are received, except as limited by agreement or applicable law, on Item 1 and Item 2 in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on Item 1 and Item 2.

Address of Investment Adviser

The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

Each Fund will furnish, without charge, a copy of its annual report for the Fund’s last fiscal year and a copy of its most recent semi-annual report to any stockholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Bradley J. Lucido, Secretary (Senior High Income Portfolio, Inc.) or Attention: William E. Zitelli, Jr., Secretary (MuniVest Fund, Inc.), or to 1-800-456-4587 ext. 123.

Stockholder Proposals

If a stockholder of MuniVest Fund, Inc. or Senior High Income Portfolio, Inc. intends to present a proposal at the 2001 Annual Meeting of Stockholders of those Funds, which are anticipated to be held in May 2001, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the appropriate Fund by December 15, 2000.

By Order of the Boards of Directors

BRADLEY J. LUCIDO Secretary of Senior High Income Portfolio, Inc.

WILLIAM E. ZITELLI, JR. Secretary of MuniVest Fund, Inc.

Dated: May 24, 2000

7

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EXHIBIT A

INFORMATION PERTAINING TO EACH FUND

•	General Information Pertaining to the Funds

Fund	Defined Term Used in Exhibit A	Fiscal Year End	State of Organization	Meeting Time
MuniVest Fund, Inc.	MV	8/31	MD	10:20 a.m.
Senior High Income Portfolio, Inc.	SHIP	2/28	MD	11:00 a.m.

	Capital Stock Outstanding as of the Record Date

Fund	Common Stock	AMPS
MV	61,346,288	11,000
SHIP	53,870,134	N/A

•	Information Pertaining to Directors

Name and Address	Age	Principal Occupation During Past Five Years and Public Directorships
Ronald W. Forbes(1)(2) 58 Euclid Avenue Delmar, NY 12054	59	Professor of Finance, School of Business, State University of New York at Albany, since 1989; International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.

Terry K. Glenn(1)* P. O. Box 9011 Princeton, New Jersey 08543-9011	59	Executive Vice President of Fund Asset Management, L.P. (“FAM”) and Merrill Lynch Asset Management, L.P. (“MLAM”) (the terms FAM and MLAM, as used herein, include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Funds Distributor, Inc. (“PFD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

Cynthia A. Montgomery(1)(2) Harvard Business School Soldiers Field Road Boston, Massachusetts 02163	47	Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UnumProvident Corporation since 1990 and Director, NewellRubbermaid since 1995.

A-1

Name and Address	Age	Principal Occupation During Past Five Years and Public Directorships

Charles C. Reilly(1)(2) 9 Hampton Harbor Road Hampton Bays, New York 11946	68	Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, The University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.
Kevin A. Ryan(1)(2) 127 Commonwealth Avenue Chestnut Hill, Massachusetts 02467	67	Founder and Director Emeritus of The Boston University Center for the Advancement of Ethics and Character and Director thereof until 1999; currently Professor Emeritus of Education at Boston University and Professor thereof from 1982 to 1999; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.

Roscoe S. Suddarth(1)# 1761 N. Street NW Washington, D.C. 20036-1141	65	President, Middle East Institute, since 1995, United States Foreign Service, from 1961 to 1995: Career Minister, from 1989 to 1995; U.S. Ambassador to the Hashemite Kingdom of Jordan, from 1987 to 1990; Deputy Inspector General, U.S. Department of State, from 1991 to 1994.

Richard R. West(1)(2) Box 604 Genoa, Nevada 89411	62	Professor of Finance since 1984, Dean from 1984 to 1993, and currently Dean Emeritus of New York University, Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc., Vornado Realty Trust, Inc., Vornado Operating Company and Alexander’s Inc.

Arthur Zeikel(1)* 300 Woodland Avenue Westfield, New Jersey 07090	67	Chairman of FAM and MLAM from 1997 to 1999; President of FAM and MLAM from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999 and Director thereof from 1993 to 1999; President of Princeton Services from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. from 1990 to 1999.

A-2

Name and Address	Age	Principal Occupation During Past Five Years and Public Directorships
Edward D. Zinbarg(1)# 5 Hardwell Road Short Hills, New Jersey 07078-2117	65	Self-employed financial consultant since 1994; Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.

(1)	Eachof the nominees is a director, trustee or member of an advisory board of one or more additional investment companies for which FAM, MLAM or their affiliates act as investment adviser.
(2)	Member of Audit Committee of the Board of Directors.
*	Interested person, as defined in the Investment Company Act of 1940, as amended, of each of the Funds.
#

Messrs. Suddarth and Zinbarg are now nominees and not “interested persons,” as defined in the Investment Company Act of 1940, as amended. If they are elected as Directors, they will also become members of the Audit Committee of the Board of Directors.

	Year in Which Each Nominee of Each Fund Became a Member of the Board of Directors
Fund	Forbes	Glenn	Montgomery	Reilly	Ryan	Suddarth†	West	Zeikel	Zinbarg†
MV	1988	1999	1993	1990	1992	n/a	1988	1988	n/a
SHIP	1993	1999	1993	1993	1993	n/a	1993	1993	n/a

†	Messrs. Suddarth and Zinbarg are nominated for election as Directors of the Funds.

Set forth in the table below is information regarding Board and Audit Committee meetings held and the aggregate fees and expenses paid by each Fund to non-affiliated Directors during each Fund’s most recently completed fiscal year.

	Board			Audit Committee
Fund	# Meetings Held*	Annual Fee ($)	Per Meeting Fee ($)***	# Meetings Held*	Annual Fee ($)**	Per Meeting Fee ($)***	Aggregate Fees and Expenses($)
MV	4	2,000	200	4	800	0	19,712
SHIP	4	3,000	300	4	900	0	27,058

*	Includes meetings held via teleconferencing equipment.
**	The Chairman of the Audit Committee is paid an additional fee of $1,000 per year for MuniVest and SHIP.
***	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.

Set forth in the table below is information regarding compensation paid by each Fund to the non-affiliated Directors during each Fund’s most recently completed fiscal year.

	Compensation Paid by Each Fund ($)*
Fund	Forbes	Montgomery	Reilly	Ryan	Suddarth†	West	Zinbarg†
MV	3,400	3,400	4,400	3,400	n/a	3,400	n/a
SHIP	5,100	5,100	6,100	5,100	n/a	5,100	n/a

*	No pension or retirement benefits are accrued as part of Fund expenses.
†	Messrs. Suddarth and Zinbarg are nominated for election as Directors of the Funds.

A-3

Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM (“FAM/MLAM Advised Funds”), including the Funds, to the non-affiliated Directors for the year ended December 31, 1999.

Name of Director	Aggregate Compensation Paid to Director by FAM/MLAM Advised Funds ($)(1)
Ronald W. Forbes	213,900
Cynthia A. Montgomery	213,900
Charles C. Reilly	400,025
Kevin A. Ryan	213,900
Roscoe S. Suddarth	0
Richard R. West	388,775
Edward D. Zinbarg	140,875

(1)	The Directors serve on the boards of FAM/MLAM-advised funds as follows: Mr. Forbes (36 registered investment companies consisting of 49 portfolios); Ms. Montgomery (36 registered investment companies consisting of 49 portfolios); Mr. Reilly (57 registered investment companies consisting of 68 portfolios); Mr. Ryan (36 registered investment companies consisting of 49 portfolios); Mr. Suddarth (6 registered investment companies consisting of 4 portfolios); Mr. West (67 registered investment companies consisting of 72 portfolios); and Mr. Zinbarg (21 registered investment companies consisting of 19 portfolios).

•	Information Pertaining to Officers

Set forth below are the names of the officers of each of the Funds, certain biographical data and the year in which they were first elected to their respective offices.

Name and Biography	Age	Office	MV		SHIP
Terry K. Glenn Executive Vice President of MLAM and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Funds Distributor, Inc. (“PFD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.	59	President	1988	*	1993	*

Vincent R. Giordano Senior Vice President of FAM and MLAM since 1984; Portfolio Manager of FAM and MLAM since 1977; Senior Vice President of Princeton Services since 1993.	55	Senior Vice President	1988		—

Joseph T. Monagle, Jr. Senior Vice President of MLAM and FAM since 1990; Department Head of the Global Fixed Income Division of MLAM and FAM since 1997; Senior Vice President of Princeton Services since 1993.	51	Senior Vice President	—		1993

A-4

Name and Biography	Age	Office	MV	SHIP
Donald C. Burke Senior Vice President and Treasurer of MLAM and FAM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of PFD since 1999; First Vice President of MLAM from 1997 to 1999; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990.	39	Vice President Treasurer	1993 1999	1993 1999

Kenneth A. Jacob First Vice President of MLAM and FAM since 1997; Vice President of MLAM from 1984 to 1997.	49	Vice President	1988	—

Richard C. Kilbride First Vice President of MLAM since 1999; Managing Director of Merrill Lynch Mercury Asset Management and Hotchkis and Wiley from 1997 to 1999; Managing Director of Global Fixed Income at Merrill Lynch Global Asset Management, Ltd., from 1995 to 1997; Vice President of MLAM from 1990 to 1995.	44	Vice President	—	1999

Gilles Marchand  Vice President of MLAM since 1997; Credit Analyst at MLAM from 1996 to 1997; Security Analyst at Massachusetts Mutual Insurance Company from 1990 to 1996.	35	Vice President	—	1999

Fred K. Stuebe Vice President of MLAM since 1989.	49	Vice President	1989	—

Bradley J. Lucido Vice President of MLAM since 1999; attorney with MLAM since 1995; attorney in private practice from 1991 to 1995.	34	Secretary	—	1999

William E. Zitelli, Jr. Vice President of MLAM since 2000; Attorney with MLAM since 1998; Attorney associated with Pepper Hamilton LLP from 1997 to 1998; Attorney associated with Reboul, MacMurray, Hewitt, Maynard & Kristol from 1994 to 1997.	31	Secretary	1999	—

*	Mr. Glenn was elected President of each Fund in 1999. Prior to that he served as Executive Vice President of each Fund.

A-5

COMMON STOCK

MUNIVEST FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and William E. Zitelli, Jr. as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniVest Fund, Inc. (the “Fund”) held of record by the undersigned on May 2, 2000 at the annual meeting of stockholders of the Fund to be held on June 27, 2000 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |X| or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) | |	WITHHOLD AUTHORITY to vote for all nominees listed below | |

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Arthur Zeikel and Edward D. Zinbarg

2.	Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR | |	AGAINST | |	ABSTAIN | |

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2000

X_________________________________________________________
                     Signature

X_________________________________________________________
                     Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET PREFERRED STOCK

MUNIVEST FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and William E. Zitelli, Jr. as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniVest Fund, Inc. (the “Fund”) held of record by the undersigned on May 2, 2000 at the annual meeting of stockholders of the Fund to be held on June 27, 2000 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |X| or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) | |	WITHHOLD AUTHORITY to vote for all nominees listed below | |

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.) Ronald W. Forbes and Richard R. West

2.	Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR | |	AGAINST | |	ABSTAIN | |

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2000

X_________________________________________________________
                     Signature

X_________________________________________________________
                     Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

SENIOR HIGH INCOME PORTFOLIO, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Bradley J. Lucido as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of Senior High Income Portfolio, Inc. (the “Fund”) held of record by the undersigned on May 5, 2000 at the annual meeting of stockholders of the Fund to be held on June 27, 2000 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |X| or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) | |	WITHHOLD AUTHORITY to vote for all nominees listed below | |

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West, Arthur Zeikel and Edward D. Zinbarg

2.	Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR | |	AGAINST | |	ABSTAIN | |

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2000

X_________________________________________________________
                     Signature

X_________________________________________________________
                     Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.